UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

ENTREMED, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9640 Medical Center Drive

Rockville, Maryland

______________________

(Address of principal executive offices)

20850

____________________

(Zip Code)

(240) 864-2600

_____________________

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 9, 2012, EntreMed, Inc. (the “Company”) issued a press release reporting its financial results for the three month period and fiscal year ending December 31, 2011. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information on this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of EntreMed, Inc., dated March 9, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2012

ENTREMED, INC.

By:	/s/ Sara B. Capitelli
Sara B. Capitelli Vice President, Finance and Principal Accounting Office

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EXHIBIT INDEX

Exhibit Number Description of Document

99.1	Press Release of EntreMed, Inc., dated March 9, 2012

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